                                                                    EXHIBIT 10.1



                              INDEMNITY AGREEMENT



     AGREEMENT, as of March 8, 1998 (the "Agreement"), between Bay Apartment Communities, Inc., a Maryland corporation (the "Company") and _____________ (the "Indemnitee").

     WHEREAS, it is essential to the success of the Company to retain and attract as directors and officers the most capable persons available;

     WHEREAS, Indemnitee has agreed to serve as a director of the Company;

     WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

     WHEREAS, the Bylaws (the "Bylaws") and the Articles of Incorporation (the "Articles") of the Company require the Company to indemnify and advance expenses to its directors and officers to the fullest extent provided by law, and the Indemnitee has agreed to serve as a director of the Company in part in reliance on such provisions in the Bylaws and Articles;

     WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner and Indemnitee's reliance on the foregoing provisions in the Bylaws and Articles, and in part to provide Indemnitee with specific contractual protections in addition to those protections promised Indemnitee in the Bylaws and Articles and with specific contractual assurance that the protection promised by such provisions in the Bylaws and Articles will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such provisions in the Bylaws or Articles or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent permitted by law, in addition to any other right to indemnification to which Indemnitee may be entitled, and as set forth in this Agreement and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

     NOW THEREFORE, in consideration of the premises and of the Indemnitee agreeing to serve as a director of the Company, and not to exercise Indemnitee's rights under the prior agreement resulting from the Merger, or prospect thereof, between the Company and Avalon, and intending to be legally bound hereby, the parties agree as follows (and the prior agreement is hereby superseded and replaced with the following):

     1.   Certain Definitions:
          -------------------

          (a)  Change in Control:  shall be deemed to have occurred upon any of
               ------------------
     the following events:

               (i) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section l(a)(i),
                   -----------------
     the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of voting securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

               (ii) The individuals who, as of March 8, 1998, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

               (iii) Approval by shareholders of the Company of (A) a merger or consolidation involving the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (B) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

               (iv) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition. Nor shall a Change in Control be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of 20% or more of the outstanding Voting Securities as a result of the subsequent acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

               (v) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur in connection with the Merger.

          (b) Claim:  any threatened, pending or completed action, suit or
              -----
     proceeding, or any inquiry or investigation, whether threatened, commenced or conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

          (c) Expenses:  consist of attorneys' fees and all other costs, charges
              ---------
     and expenses paid or incurred in connection with investigating, defending, settling, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

          (d) Indemnifiable Event:  any event or occurrence related to the fact
              -------------------
     that Indemnitee is, was or has agreed to become a director, officer, employee, agent or fiduciary of the Company, or is, is deemed to be, or was serving or has agreed to serve in any capacity, at the request of the Company, in any other corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

          (e) Potential Change in Control:  shall be deemed to have occurred if
              ---------------------------
     (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including the Company) publicly announces an intention to take or to begins taking actions which if completed would constitute a Change in Control; or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

          (f) Voting Securities:  any securities of the Company which vote
              ------------------
     generally in the election of directors.

     2.   Indemnification; Expenses; Procedure:
          ------------------------------------

          (a) Basic Indemnification Agreement.  In the event Indemnitee was, is
              -------------------------------
     or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee (without regard to the negligence or other fault of the Indemnitee) to the fullest extent permitted by applicable law, as soon as practicable but in no event later than thirty days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties, excise taxes or amounts paid or to be paid in settlement) of or in connection with such Claim, provided, however, that the Company shall
                                    -----------------
     not be required to indemnify Indemnitee for amounts paid or to be paid in settlement unless such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld, or subsequently deemed reasonable by the Company, a court of appropriate jurisdiction, or an independent legal counsel chosen and approved by both the Company and Indemnitee. The Company's obligation to indemnify Indemnitee under this paragraph shall be deemed mandatory in all cases without regard to the fault or negligence of Indemnitee unless it is determined, by final adjudication, that the liability imposed upon Indemnitee was the result of Indemnitee's active and deliberate dishonesty to the Company, or of Indemnitee's actual improper receipt of a personal benefit or profit, in which case the Company shall be relieved of its obligation to indemnify Indemnitee only to the extent of the actual value of the benefit or profit received. The Company shall indemnify Indemnitee's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children to the same extent and subject to the same limitations applicable to Indemnitee hereunder for claims arising out of the status of such person as a spouse or child of Indemnitee, including claims seeking damages from marital property (including community property) or property held by such Indemnitee and such spouse or child or property transferred to such spouse or child but such indemnity shall not otherwise extend to protect the spouse or child against liabilities caused by the spouse's or child's own acts. If Indemnitee makes a request to be indemnified under this Agreement (which request need not be made prior to the incurrence of any indemnifiable Expenses), the Board of Directors (acting by majority vote of a quorum consisting of directors who are not parties to the Claim with respect to the Indemnifiable Event or by majority vote of a committee of two or more directors who are duly designated to act on the matter by the full Board, or, if such a quorum is not obtainable and no such committee has been designated, acting upon an opinion in writing of special independent legal counsel selected by majority vote of the full Board of Directors ("Board Action")) shall, as soon as practicable but in no event later than thirty days after such request, authorize such indemnification. Notwithstanding anything in the Articles, the Bylaws or this Agreement to the contrary, following a Change in Control, Indemnitee shall, unless prohibited by law, be entitled to indemnification pursuant to this Agreement in connection with any Claim initiated by Indemnitee.

          (b) Advancement of Expenses.  Notwithstanding anything in the
              -----------------------
     Articles, the Bylaws or this Agreement to the contrary, if so requested by Indemnitee, the Company shall advance (within ten business days of such request) any and all Expenses relating to a Claim to Indemnitee (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of Indemnitee to repay such Expense Advance if a judgment or other final adjudication adverse to Indemnitee establishes that Indemnitee, with respect to such Claim, is not eligible for indemnification, without regard to any determination of Indemnitee's financial ability to repay such Expense Advance.

          (c) Notice/Cooperation by Indemnitee.  Indemnitee shall, as a
              --------------------------------
     condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Such notice shall contain the written affirmation of the Indemnitee that the standard of conduct necessary for indemnification
     hereunder has been satisfied.   Notice to the Company shall be directed to
     the Secretary of the Company in the manner provided in Section 19 hereof. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. A delay or defect in the notice under this Section 2(c) shall not invalidate the Indemnitee's right to indemnity under this Agreement unless, and only to the extent that, such delay or defect materially prejudices the defense of the claim or the availability to the Company of insurance coverage for such claim. Failure to give notice under this paragraph shall not be a defense if the Company has actual notice of the Indemnitee's claim for indemnification.

          (d) Notice to Insurers.  If, at the time of the receipt of a notice of
              ------------------
     a Claim pursuant to Section 2(c) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (e) Selection of Counsel.  In the event the Company shall be obligated
              --------------------
     under Section 2(b) hereof to pay the Expenses of any proceeding against Indemnitee, the Company, unless the Indemnitee determines that a conflict of interest exists between the Indemnitee and the Company with respect to a particular Claim, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will be not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his own separate counsel in any such proceeding in addition to or in place of any counsel retained by the Company on behalf of Indemnitee at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

          (f) Litigation Concerning Right to Indemnification.  If there has been
              ----------------------------------------------
     no Board Action or Arbitration (as defined in Section 3), or if Board Action determines that Indemnitee would not be permitted to be indemnified, in any respect, in whole or in part, in accordance with Section 2(a) of this Agreement, Indemnitee shall have the right to commence litigation in the court which is hearing the action or proceeding relating to the Claim for which indemnification is sought or in any court having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any Board Action or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Notwithstanding anything in the Articles, the Bylaws or this Agreement to the contrary, if Indemnitee has commenced legal proceedings in a court of competent jurisdiction or Arbitration to secure a determination that Indemnitee should be indemnified under this Agreement, the Articles, the Bylaws or applicable law, any Board Action that Indemnitee would not be permitted to be indemnified in accordance with
     Section 2(a) of this Agreement shall not be binding in the event that such legal proceedings are finally adjudicated. Any Board Action not followed by such litigation or Arbitration shall be conclusive and binding on the Company and Indemnitee.

     3.   Change in Control.  The Company agrees that if there is a Change in
          -----------------
Control, Indemnitee, by giving written notice to the Company and the American Arbitration Association (the "Notice"), may require that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration (the "Arbitration") in San Jose, California in accordance with the Rules of the American Arbitration Association (the "Rules")
 . The Arbitration shall be conducted by a panel of three arbitrators selected in accordance with the Rules within thirty days of delivery of the Notice. The decision of the panel shall be made as soon as practicable after the panel has been selected, and the parties agree to use their reasonable efforts to cause the panel to deliver its decision within ninety days of its selection. The Company shall pay all fees and expenses of the Arbitration. The Arbitration shall be conclusive and binding on the Company and Indemnitee and the Company or Indemnitee may cause judgment upon the award rendered by the arbitrators to be entered in any court having jurisdiction thereof.

     4.   Establishment of Trust.  In the event of a Potential Change in Control
          ----------------------
or a Change in Control, the Company shall, promptly upon written request by Indemnitee, create a Trust for the benefit of Indemnitee and from time to time, upon written request of Indemnitee to the Company, shall fund such Trust in an amount, as set forth in such request, sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Claims relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee; (ii) the Trustee shall advance, within ten business days of a request by Indemnitee, any and all Expenses to Indemnitee, not advanced directly by the Company to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 2 (b) of this Agreement) (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above; (iv) the Trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise; and (v) all unexpended funds in such Trust shall revert to the Company upon a final determination by Board Action or Arbitration or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be an independent third party chosen by Indemnitee. Nothing in this Section 4 shall relieve the Company of any of its obligations under this Agreement.

     5.   Indemnification for Additional Expenses.  The Company shall indemnify
          ---------------------------------------
Indemnitee against any and all expenses (including without limitation attorneys' fees, subject to Section 20 hereof) and, if requested by Indemnitee, shall (within ten business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted by or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under law, this Agreement, or any other agreement or

Bylaw of the Company now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

     6.   Partial Indemnity, Etc.  If Indemnitee is entitled under any provision
          ----------------------
of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including, without limitation, dismissal without prejudice, Indemnitee shall be presumed to be entitled to indemnification against any and all Expenses, judgments, fines, penalties, excise taxes and amounts paid or to be paid in settlement of such Claim in connection with any determination by Board Action, Arbitration or a court of competent jurisdiction that Indemnitee is not entitled to be indemnified hereunder and the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

     7.   No Presumption.  For purposes of this Agreement, the termination of
          --------------
any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or this Agreement.

     8.   Contribution.  In the event that the indemnification provided for in
          ------------
this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any Claim relating to an Indemnifiable Event, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such action by Board Action or Arbitration or by the court before which such action was brought in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event (s) and/or transaction (s) giving cause to such action; and/or (ii) the relative fault of the Company (and its other directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s). Indemnitee's right to contribution under this Section 8 shall be determined in accordance with, pursuant to and in the same manner as, the provisions in Sections 2 and 3 hereof relating to Indemnitee's right to indemnification under this Agreement.

     9.   Notice to the Company by Indemnitee.  Indemnitee agrees to promptly
          -----------------------------------
notify the Company in writing upon being served with or having actual knowledge of any citation summons, compliant, indictment or any other similar document relating to any action which may result in a claim of indemnification or contribution hereunder.

     10.  Non-exclusivity, Etc.  The rights of the Indemnitee hereunder shall be
          --------------------
in addition to any other rights Indemnitee may have under the Articles or Bylaws or applicable law, and nothing herein shall be deemed to diminish or otherwise restrict Indemnitee's right to indemnification under any such other provision. To the extent applicable law or the Articles or the Bylaws of Company, as in effect on the date hereof or at any time in the future, permit greater indemnification than as provided for in this Agreement, the parties hereto agree that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such law or provision of the Articles or Bylaws and this Agreement shall be deemed amended without any further action by the Company or Indemnitee to grant such greater benefits. Indemnitee may elect to have Indemnitee's rights hereunder interpreted on the basis of applicable law in affect at the time of execution of this Agreement, at the time of the occurrence of the Indemnifiable Event giving rise to a claim or at the time indemnification is sought.

     11.  Liability Insurance.
          -------------------

          (a) To the extent the Company maintains at any time an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any other Company director or officer under such insurance policy. The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of the Company and/or of the other parties under any such insurance policy.

          (b) For seven years after the Indemnitee no longer serves as a director or officer of the Company, the Company (or its successor or successors) shall continue to provide directors' and officers' liability insurance for events occurring during his service with the Company on terms no less favorable in terms of coverage and amount than such insurance maintained by the Company at the date of the Indemnitee's separation from the Company. In the event such coverage is not available, the maximum available coverage shall be maintained pursuant to this covenant.

     12.  Period of Limitations.  No legal action shall be brought and no cause
          ---------------------
of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however,
--------  -------
that if any shorter period of limitations is otherwise applicable to any such cause of action such shorter period shall govern.

     13.  Amendments, Etc.  Except as provided in Section 10 hereof, no
          ---------------
supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     14.  Subrogation.  In the event of payment under this Agreement, the
          -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery with respect to such payment of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     15.  No Duplication of Payments.  The Company shall not be liable under
          --------------------------
this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     16.  Binding Effect, Etc.  This Agreement shall be binding upon and inure
          -------------------
to the benefit of and be enforceable against and by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place, but the absence of any such writing shall not be a defense to any claim for indemnity made hereunder. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director and/or officer of the Company or of any other enterprise at the Company's request.

     17.  Severability.  The provisions of this Agreement shall be severable in
          ------------
the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

     18.  Exceptions.  Any other provision herein to the contrary
          ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee in the following circumstances:

          (a) Insured Claims.  The Company shall not be obligated to indemnify
              --------------
     Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) to the extent that Indemnitee has otherwise actually received payment, or payments have been made on behalf of Indemnitee, with respect to such expense or liability (under any insurance policy, provision of the Company's Amended and Restated Articles of Incorporation or Amended and Restated Bylaws, or otherwise) of amounts otherwise indemnifiable hereunder; or

          (b) Claims Under Section 16(b).  The Company shall not be obligated to
              --------------------------
     indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     19.  Notices.  All notices, requests, demands and other communications
          -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by certified registered mail, return receipt requested, with postage prepaid:

          A.   If to Indemnitee, to:





or to such other person or address which Indemnitee shall furnish to the Company in writing pursuant to the above.

          B.   If to the Company, to:

               Bay Apartment Communities, Inc.
               4340 Stevens Creek Boulevard, Suite 275
               San Jose, California  95129
               ATTN:  Secretary

or to such person or address as the Company shall furnish to Indemnitee in writing pursuant to the above.

     20.  Attorneys' Fees.  In the event that any action is instituted by
          ---------------
Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted

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

by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     21.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Maryland, which laws are applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

     22.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute an original and all of which together shall constitute a single agreement.

     23.  Election to Proceed Under Prior Agreements.  In the event that this
          ------------------------------------------
Agreement, or any portion thereof, is determined to be invalid or unenforceable for any reason, Indemnitee may elect to enforce Indemnitee's rights to indemnification either under the surviving portions of this Agreement or under any prior agreement of indemnification between Indemnitee and the Company, but not both agreements. Indemnitee's rights under this paragraph shall not be deemed to limit Indemnitee's rights to indemnification under the Articles, Bylaws or any applicable law.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the 8th day of March, 1998.

                                    BAY APARTMENT
                                    COMMUNITIES, INC.


                                    By:____________________________________
                                         Name:
                                         Title:


                                    INDEMNITEE


                                    _______________________________________


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